

Dorchester Minerals, LP

VIRTUAL ANNUAL MEETING

May 18, 2020

DMLP
NASDAQ



DMLP NASDAQ

Forward-Looking Statements

Portions of this presentation may constitute, and our officers and representatives from time to time may make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate”, “intend”, “plan”, “goal”, “seek”, “believe”, “project”, “estimate”, “expect”, “strategy”, “future”, “likely”, “may”, “should”, “will,” “continue” or similar words, and the absence of such words does not mean that the statements are not forward-looking. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on (and these statements may discuss) our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections of results of operations or of financial condition, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, such statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Therefore, you should not rely on any of these forward-looking statements. Examples of such uncertainties and risks include, but are not limited to, changes in the price or demand for oil and natural gas, including the recent significant decline in energy prices, public health crises including the worldwide COVID-19 or coronavirus outbreak beginning in early 2020, changes in the operations on or development of the Partnership’s properties, changes in economic and industry conditions and changes in regulatory requirements (including changes in environmental requirements) and the Partnership’s consolidated financial position, business strategy and other plans and objectives for future operations. These and other factors are set forth in the Partnership's filings with the Securities and Exchange Commission. Any forward-looking statement made by us in this document is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update or revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or circumstances, or otherwise.



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OUTLINE

- Trends and Observations
- Distributions
- Minerals NPI Activity
- Production and Reserves
- Property Discussion
- Summary

DMLP
NASDAQ

Trends and Observations

Challenging Environment on All Fronts

- Pressure on both prices and volumes
- Drop in rig count is likely a leading indicator of production roll-over
- Financial stability of our operators/lessees
- Industry consolidation is a likely outcome

Impacts on Distributions

- Short Term
  - Lag between product sales, receipt of revenue and distribution delays full effect of prices drop
- Medium Term
  - Production curtailments and shut-ins are likely to impact volumes
  - Leasing activity suspended → significant lease bonus income unlikely
- Long Term
  - Reduced development drilling may negatively affect production trends and future reserve revisions
  - Development of Eastern Delaware Basin likely to be delayed

Partnership Response

- Increased attention to operator credit risk and revenue recovery
- Immediate flexibility in NPI participation → no long-term capital commitments
- Focus on reducing discretionary and other variable costs
- Continue search for accretive M&A opportunities

DMLP
NASDAQ

2019 Distributions

Cash Distributions Paid in Calendar 2019

- Reflects Q4 2018 thru Q3 2019 activity


Royalty Revenues
$54.7 MM
Net Profits Interests Payments
$12.6 MM
Lease Bonus & Other Revenues
$12.0 MM
Total Revenues
$79.3 MM
LP Distribution
$68.6 MM
GP Distribution
$2.3 MM
Total Expenses
$8.4 MM

Composition of 2019 Revenues


Millions $
60
55
50
45
40
35
30
25
20
15
10
5
0
$54.7
$12.6
Royalty
NPI
Other
Permian
Mid-Continent
Fayetteville
Bakken

Note: Total expenses includes $1.6 MM of Royalty Ad Valorem Taxes

2019 LP Distributions

Components and Prices

- Cumulative LP distributions of $881 MM ($29.54/unit) from inception through 2019
- Royalty properties contributed 69% to total 2019 Revenues
- Gross Revenue → 71% oil & liquids sales, 14% gas sales, 15% other



LP Distribution History ($/unit)
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2003
2005
2007
2009
2011
2013
2015
2017
2019
Royalties
NPI
Other Revenue



Gas Price ($/Mcf)
Oil Price ($/bbl)
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
2003
2005
2007
2009
2011
2013
2015
2017
2019
Gas Price
Oil Price

Note: Oil and Gas prices represent realized prices from royalty properties. Oil prices include Plant Products.

Minerals NPI

Trailing 12 Months Activity through March 2020

- Trailing 12 months operating margin of 67%
- NPI was in surplus status for the past 12 months

Trailing 12 Months Revenue	$26.2 MM
Trailing 12 Months Expenses (LOE, taxes, etc.)	($8.6 MM)
Trailing 12 Months Net Operating Income	**$17.6 MM**
Trailing 12 Months Minerals NPI Payments	**$15.7 MM**
Trailing 12 Months Minerals NPI Payments $/unit	**$0.45**

Bakken 3/31/20 Capital Commitments of $3.2 MM = Cash Reserved


Not Producing 10%
In Pay 50%
Not In Pay - Producing 40%

Note: Outstanding Capital Commitments at March 2019 were $8.2 MM

DMLP NASDAQ

2019 NPI Net Operating Income

NPI contributions to distributions are not proportionate to production

- Oil from Bakken and Permian represent the majority of Net Operating Income
- Natural gas from Fayetteville and Hugoton are much smaller contributors due to lower margins



Production (Bcfe)
Net Operating Income ($ Millions)
6
5
4
3
2
1
0
24
20
16
12
8
4
0
Bakken
Permian
Fayetteville
Hugoton
Production (NPI)
Net Operating Income (NPI)

Note: All other Geographic Areas not noted in legend are excluded from these charts.

DMLP NASDAQ

Total Production

- Oil production increased by 103% between 2014 and 2019
- Gas production decreased by 18% between 2014 and 2019
- Plant Product production increased by 223% between 2014 and 2019



Daily Oil Rate (boed)
Daily Plant Products Rate (boed)
Daily Gas Rate (Mcfd)
1,000,000
100,000
10,000
1,000
10,000
1,000
100
10
2014
2015
2016
2017
2018
2019
2020

Note: Production graph limited to "in pay" volumes. Plant Product production calculated as Oil equivalent at 0.40:1 ratio throughout presentation.

Royalty and NPI Production

Royalty Production

- Oil has been driven by robust Midland Basin development
- Gas decline is suppressed by associated gas from Bakken and Permian
- Plant Product increase due to high-BTU gas

NPI Production

- Oil has been driven by Bakken participation and contributions from Permian APO WI
- Gas production is predominately from the Hugoton Field


Daily Oil Rate (boed)
Daily Plant Products Rate (boed)
Daily Gas Rate (Mcfd)
100,000
10,000
1,000
100
2014
2015
2016
2017
2018
2019
2020

DMLP NASDAQ

Composition of Production

Contribution from Diverse Sources

- Production growth has come from new plays in mature basins
- Legacy assets provide low-decline production base
- Production from dry gas basins continues to decline



Daily Oil Rate (boed)
4,000
3,000
2,000
1,000
0
2014
2015
2016
2017
2018
2019
2020



Daily Gas Rate (Mcfd)
30,000
25,000
20,000
15,000
10,000
5,000
0
2014
2015
2016
2017
2018
2019
2020

Hugoton | Legacy Permian | S. Texas/Gulf Coast | Mid-Continent | Miscellaneous | Fayetteville Shale | Barnett Shale | Bakken | Core Midland Basin | Delaware

Note: Volumes attributable to NPI's are included regardless of surplus/deficit status and are burdened by lease operating costs and capital expenses.

DMLP NASDAQ

2019 Reserves

- Total Proved Reserves of 103.7 Bcfe on 12/31/2019
- All reserves are Proved Developed Producing (PDP)
- Balanced product mix → 44% oil, 44% natural gas, 12% plant products
- Permian and Bakken → 90% of total oil reserves
- Hugoton and Permian → 46% of total gas reserves
- Legacy Permian → low-decline conventional and EOR

Geographic Split


Bakken 8%
Midland 28%
Delaware 6%
Legacy Permian 18%
Hugoton 10%
Fayetteville 6%
South TX/ Gulf Coast 4%
Barnett 3%
Mid-Continent 6%
Other 11%

Year-end PDP Reserves (Bcfe)


110
100
90
80
70
60
50
40
30
20
10
0
1/31/2003
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Base
Revisions & Acquisitions

Royalty-NPI Split (Bcfe)


90
80
70
60
50
40
30
20
10
0
77.8 Bcfe
25.9 Bcfe
Royalty 75%
NPI 25%
Royalty
NPI
Gas
Oil
PP

Note: Gas-Oil equivalency of 6:1 ratio is used throughout this presentation.

2019 Reserve Revisions

- Midland and Delaware Basins were major drivers of upward oil and gas revisions
- Q1 2019 Acquisition added 6.6 Bcfe of PDP reserves
- History of Reserve Revisions → Year-end reserves exceeded initial 2003 reserves by 10%


Equivalent Reserves (Bcfe)
110
100
90
80
70
60
50
40
30
20
10
0
2019 Prod. 16.3 Bcfe
103.7
Total Reserves
21.5
2019 Revisions & Acquisitions
98.5
82.2
82.2
2019 Pro Forma
Replaced 132% of 2019 Production
12/31/2018 Reserves
12/31/2019 Pro Forma
12/31/2019 Reserves

Natural Gas Reserves (Bcf)	
Year-End 2018	44.2
2019 Production	(6.8)
Revisions	6.5
Acquisitions	1.9
Year-End 2019	**45.8**

4% Year-over-year Decrease

Replaced 124% of Gas Production

Oil Reserves (Mbbls)	
Year-End 2018	9,041
2019 Production	(1,585)
Revisions	1,394
Acquisitions	788
Year-End 2019	**9,638**

7% Year-over-year Increase

Replaced 138% of Oil Production

Note: Oil reserves include plant products as reported in 2019 10-K. Acquisition reserves figures presented as of closing on 03/31/2019.

Mineral Portfolio Overview

- Diversified mineral portfolio spanning 592 Counties in 27 States
- Producing and nonproducing mineral, royalty and net profits interests
- Wide geographic footprint with exposure to nearly every domestic producing basin
- Significant unleased and undeveloped acreage position



High Impact Areas

Bakken/Three Forks (ND) **10,000 nma**

- Core area with development potential
- Significant unleased mineral position
- Largest contributor to Mineral NPI revenue

Permian (TX & NM) **84,000 nma**

- Midland Basin – Large acreage spread across basin with mix of high net interests, blocks of contiguous acreage and unleased NPI wells
- Delaware Basin – Ongoing development of prolific units and large net acreage position in highly prospective areas.
- Legacy Permian – Exposure to long-lived, low decline EOR and conventional CBP units

Mature or Undeveloped Areas

Non-Bakken Rockies	167,000 nma
Non-Permian Texas	75,000 nma
Southeast	45,000 nma
Mid-Continent	38,000 nma
Appalachia	25,000 nma
Other	8,000 nma

Note: Net Mineral Acre (nma) counts are limited to Executive Mineral Interests

Bakken/Three Forks

- 83,600 gross ac (10,442 net ac) in six core ND counties → majority unleased minerals
- Rig count → 54 in May 2019 to 15 in May 2020
- Operator Exposure → EOG, CLR, HES
- Effect of well shut-ins could be significant


DIVIDE
BURKE
WARD
WILLIAMS
MOUNTRAIL
MCKENZIE
MCLEAN
DUNN
BILLINGS
GOLDEN VALLEY

- 1,124 gross producing wells at year-end 2019
  - 2019 → 40 Participation, 15 Non-Consent
  - YTD 2020 → 5 Participation, 8 Non-Consent
- 2019 exit rate → 1,483 boed (72% NPI)
  - Q4 2018 → Austin unit (EOG)
  - Q4 2019 → Pittsburgh-Uhlman Unit (CLR)
  - Oil rate reached all-time high at year-end 2019


Daily Production (boed)
1,600
1,400
1,200
1,000
800
600
400
200
0
Pittsburgh-Uhlman
Austin
2012
2013
2014
2015
2016
2017
2018
2019
2020
Non-Consent
Royalty
Participation

Note: Six core counties include Burke, Divide, Dunn, McKenzie, Mountrail, and Williams.

Permian Basin


ROOSEVELT
COCHRAN
HOCKLEY
LUBBOCK
CROSBY
DICKENS
CHAVES
YOAKUM
TERRY
LYNN
GARZA
KENT
LEA
GAINES
DAWSON
BORDEN
SCURRY
EDDY
ANDREWS
MARTIN
HOWARD
MITCHELL
LOVING
WINKLER
ECTOR
MIDLAND
GLASSCOCK
STERLING
COKE
TOM GREEN
CULBERSON
WARD
CRANE
UPTON
REAGAN
IRION
REEVES
SCHLEICHER
JEFF DAVIS
PECOS
CROCKETT
SUTTON
TERRELL
PRESIDIO
BREWSTER

Permian Basin

2009

- Primarily Central Basin Platform
- Conventional and low-decline EOR
- Denver Unit, Wasson, Seminole, Spraberry

2019

- Primarily Wolfcamp, Spraberry, Bone Springs
- Growth exclusively horizontal development
- Delaware contribution is growing

2009 Net Royalty Revenue ($MM)


Midland Basin
Delaware Basin
Legacy Permian
0
1
2
3
4
5
Midland
Upton
Reagan
Glasscock
Howard
Martin
Loving
Lea
Ward
Gaines
Yoakum
Ector
Winkler
Andrews
Scurry
Terry
Hockley
Stonewall
Crane
Other Permian

2019 Net Royalty Revenue ($MM)


Midland Basin
Delaware Basin
Legacy Permian
0
1
2
3
4
5
6
7
8
9
10
11
Midland
Upton
Reagan
Glasscock
Howard
Martin
Loving
Lea
Ward
Gaines
Yoakum
Ector
Winkler
Andrews
Scurry
Terry
Hockley
Stonewall
Crane
Other Permian

Note: Legacy Permian counties comprised mainly of conventional and EOR units located on the Central Basin Platform

Midland Basin

- 251,000 gross ac (15,440 net ac) in core
- Unleased at some depth in numerous tracts
- Operator Exposure → PE, PXD, CXO

- Largest sources are Midland and Upton Co.
- Growth in NPI production is a result of after-payout interest (APO) in Non-Consent wells
- 2019 exit rate → 1,830 boed (29% NPI)
  - 165 royalty and 20 APO wells added in 2019



MARTIN
HOWARD
MIDLAND
GLASSCOCK
UPTON
REAGAN



Royalty & NPI Production (boed)
2,500
2,250
2,000
1,750
1,500
1,250
1,000
750
500
250
0
2013
2014
2015
2016
2017
2018
2019
2020
Participation
Non-Consent
Royalty Verticals
Royalty Horizontals

Note: Production graph limited to "in pay" volumes from Glasscock, Howard, Martin, Midland, Reagan, and Upton Counties. Net acreage includes multiple interest types.

Delaware Basin

- DMLP Position
  - 13,538 gross ac (911 net ac) located in Loving, Reeves and Ward Co., TX and Lea Co., NM
  - Majority of tracts are leased at 1/4 royalty
  - 640 gross ac of ORRI's
  - Prospective in multiple zones within the Wolfcamp and Bone Springs plays


LEA
LOVING
WINKLER
WARD

- Silvertip Prospect Area (Loving County)
  - Active development in 2019/2020
  - Potential for increased well density
  - 10 of 21 DSU's contain only 1 well
  - 7 of 21 DSU's contain 5 wells or more
- Winkler County Prospect Area
  - Recent development will determine DMLP exposure to eastern extension of basin


Royalty Production (boed)
600
400
200
0
2014
2015
2016
2017
2018
2019
2020

Delaware Basin

- Winkler County Prospect Area
  - Wolfcamp/Bone Springs
  - Varying undivided mineral interests in 6,400 gross acres in Block 27
  - 90% leased/HBP with average NRI of 8.940%
- Development Contiguous to DMLP Position
  - Majority of permits/spud wells have been completed
  - 24 wells producing (1 on DMLP tract)
  - 14 wells spud/WOC
  - Minimal new permitted wells due operator consolidation
- Looking Forward
  - Timeline for further development remains unclear due to complex leasehold ownership and commodity pricing environment


WINKLER
BULLET 27-12 1H
BOOTHFALLS 2722-27 (3 wells) 990,000 cumulative BOE (64% oil) in 15 months
MANITOU 2326-27 (2 wells) 350,000 cumulative BOE (73% oil) in 9 months
CHUCKWAGON A 27-34-39 6201H 50,600 BBL produced in first 81 days
GRIZZLY STATE 4045-27 (3 wells) 1,070,000 cumulative BOE in 18 months (80% oil)
BRIDAL VEIL4132-27 (4 wells) 1,800,000 cumulative BOE in 21 months (81% oil)
UL MONTGOMERY (1 well) 400,000 cumulative BOE in 24 months (83% oil)
UL PITKIN 1201-21 1H
Legend
PRODUCING
SPUD/WOC
PERMITTED

Our Goal and Our Principles

We Want to:

- Assemble and actively manage a portfolio of properties that will enable unitholders to benefit from multiple commodity price and development cycles

We will be:

- Conscientious about G&A
- Aligned
- UBTI-Free

We are:

- Not chasing drill-bits
- Not incentivized or interested in growth for growth's sake
- Committed to achieve our goal through organic growth and accretive acquisitions
- Committed to a formulaic distribution calculation – because it's your money, not ours



APPENDIX

DMLP
NASDAQ

DMLP
NASDAQ

G&A Expense*

- Modest headcount increase in 2019 vs 2018 to support public company compliance and A&D work
- Base and Incentive Compensation is discretionary – not formulaic
- Approximately 18% discretionary in 2019 ($0.03/unit)
- No dilutive equity or phantom equity compensation

$0.8 MM ($0.02/unit)
Discretionary compensation**


16%
2018

$4.9 MM total G&A expense*

$1.1 MM ($0.03/unit)
Discretionary compensation**


18%
2019

$6.1 MM total G&A expense*

* Total G&A expense per 10-K, including direct expenses.
** Discretionary compensation defined as cash bonuses, units granted, applicable taxes, and retirement contributions.

DMLP NASDAQ

Management Ownership

Alignment of GP and LP interests

- GP has no incentive distribution rights – fixed sharing ratio
- Management's LP interest exceeds its GP interest
- Not incentivized to make dilutive transactions

2019 LP & GP Distributions $71.4 MM


4.0 %
10.9 %
85.1 %
Mgmt GP
$2.8 MM
Mgmt LP*
$7.8 MM
Mgmt LP is 2.7X Mgmt GP
Other LP
$60.8 MM

Note: Mgmt LP interest includes LP units owned by officers, managers, and their immediate families. Full-year calculation based on units owned at 12/31/2019. Total distributions include DMOLP's 3.03% retainment in the Net Profits Interest.

2019 Reserves

History of Positive Reserve Revisions

- Cumulative Reserve Revisions have exceeded 100% of Current Reserves
- Production has exceeded initial reserves by 113.2 Bcfe

Equivalent Reserves (Bcfe)


120
100
80
60
40
20
0
(20)
(40)
(60)
(80)
(100)
(120)
94.0
Initial Reserves
2003-2019 Production (207.2 Bcfe)
(113.2)
103.7
Total Reserves
216.9
Total Revisions & Acquisitions
01/31/2003 Reserves
12/31/2019 Pro Forma
12/31/2019 Reserves

Royalty Liquids Production

- Incremental contribution from 1,140 wells in 2019 with an average NRI of 0.3535%
- Underlying year-over-year decline of 31% excluding 2019 wells
- Legacy production declined 15% in last 6 months of 2019


Daily Liquids Rate (boed)
10,000
1,000
2016
2017
2018
2019
2020
Total Royalty Liquids Production
Royalty Production from wells producing as of 12/31/2018

Note: Production graph limited to "in pay" volumes. Liquids include oil and plant products. Incremental wells include wells from Q1 2019 acquisition.

Minerals NPI

Production by Product

- Added 86 new wells in 2019 located in North Dakota and Texas
- Since Year-end 2016 gas production has been flat, while oil production increased by 110%
- Oil increase due to Bakken participation and Permian APO activity
- Recent gas and plant products increase due to high BTU associated gas


Daily Gas Rate (Mcfd)
Daily Oil Rate (boed)
Daily Plant Products Rate (boed)
10,000
1,000
100
10
10,000
1,000
100
10
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Note: Production graph limited to "in pay" volumes.

DMLP NASDAQ

Price Differentials

- Comparison of highest contributing Basins' realized prices to NYMEX monthly averages.
- Recent Bakken gas premium related to payment on BTU-adjusted prices


Realized Oil Price
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Jan-19
Feb-19
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
Oct-19
Nov-19
Dec-19
Jan-20
Realized Gas Price
$5
$4
$3
$2
$1
$0
Average WTI
Bakken
Core Midland Basin
Other Permian

Non-Consent/Non-Participation

Texas

- Unleased mineral owner backs in for full working interest after operator recovers 100% of costs


NRI
100%
50%
0%
0%
100%
200%
300%
% Costs Recovered by Operator
100% WI
100% NRI
to DMOLP

North Dakota

- Unleased mineral owner receives 16% royalty and backs in for full working interest after operator recovers 150% of costs


NRI
100%
50%
0%
0%
100%
200%
300%
% Costs Recovered by Operator
100% WI
84% NRI to
DMOLP
16% NRI to
DMLP

DMLP NASDAQ

Non-Consent/Non-Participation

Texas

- Unleased mineral owner backs in for full working interest after operator recovers 100% of costs

Selected Texas Counties	Total N/C Well Count	Paid Out Well Count	Average BPO NRI	Average APO NRI
Howard	31	15	0.000%	1.710%
Ector	68	39	0.000%	12.178%
Gaines	18	7	0.000%	3.880%
Midland	100	51	0.000%	2.922%
Upton	228	163	0.000%	3.436%
Total	445	275	0.00%	4.554%

North Dakota

- Unleased mineral owner receives 16% royalty and backs in for full working interest after operator recovers 150% of costs

Selected North Dakota Counties	Total N/C Well Count	Paid Out Well Count	Average BPO NRI	Average APO NRI
Burke	25	0	0.029%	0.182%
Divide	42	3	0.253%	1.431%
Dunn	38	6	0.610%	3.576%
McKenzie	90	25	0.360%	1.394%
Mountrail	81	21	0.761%	3.436%
Williams	112	17	0.486%	3.034%
Total	388	72	0.472%	2.433%

Note: Figures as of 03/31/2020. Total non-consent well count includes paid out wells. Average APO NRIs include all non-consent wells.

Royalty Cash Receipts

Long delay between production and cash distribution

- Cash receipts extend over multiple months due to adjustments, releases, etc.
- Prices can change dramatically between production and payment of distribution
- Example of a typical cash receipt cycle :


Oil and Gas Produced
Cash receipts begin
1st Quarter Distribution declared
Dist. Paid (Feb-Mar cash)
2nd Quarter Distribution declared
Dist. Paid (Apr-Jun cash)
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug

LP distribution of all cash attributable to January production may occur as late as August, a 7-month time lag

Net Royalty Acres?

Complex mineral ownership is not well represented by Net Royalty Acres

- Royalty rates and lease status vary by depth
- Royalty rates vary by contract
- Single section example from Upton Co.


Spraberry
Wolfcamp
Floating NPRI burdening 1/8th Lease
Mineral Interest Leased @ 3/16th
Floating NPRI burdening 1/4th Lease
Floating NPRI burdening 1/5th Lease
Unleased Mineral Interest 8/8th WI APO

Notes: Interests arise from multiple leases with different ownership. Each interest type is represented on 8/8th basis before proportional reduction to DMLP share.



Dorchester Minerals, LP

VIRTUAL ANNUAL MEETING

May 18, 2020

DMLP NASDAQ

